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EXHIBIT 99f.


J.P. Morgan & Co. Incorporated

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CONSOLIDATED STATEMENT OF CONDITION (PRELIMINARY)
Morgan Guaranty Trust Company of New York
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In millions, except share data                                                                    March 31         December 31
                                                                                                      2000                1999
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ASSETS
Cash and due from banks                                                                          $   1,769           $   2,382
Interest-earning deposits with banks                                                                 5,094               2,266
Debt investment securities available-for-sale carried at fair value                                  2,503               4,992
Trading account assets                                                                              97,091              84,786
Securities purchased under agreements to resell and federal funds sold                              18,803              19,094
Securities borrowed                                                                                 10,188               9,700
Loans, net of allowance for loan losses of $289 at March 2000 and $280 at December 1999             25,126              26,072
Accrued interest and accounts receivable                                                             5,728               4,426
Premises and equipment, net of accumulated depreciation of $1,125 at March 2000
     and $1,113 at December 1999                                                                     1,785               1,810
Other assets                                                                                        14,885              12,138
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Total assets                                                                                       182,972             167,666
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LIABILITIES
Noninterest-bearing deposits:
   In offices in the U.S.                                                                              912                 907
   In offices outside the U.S.                                                                         721                 501
Interest-bearing deposits:
   In offices in the U.S.                                                                            3,010               4,256
   In offices outside the U.S.                                                                      44,476              42,052
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Total deposits                                                                                      49,119              47,716
Trading account liabilities                                                                         79,141              72,066
Securities sold under agreements to repurchase and federal funds purchased                          18,198              13,610
Other liabilities for borrowed money                                                                 7,214               5,482
Accounts payable and accrued expenses                                                                6,787               6,310
Long-term debt not qualifying as risk-based capital                                                  6,050               6,224
Other liabilities, including allowance for credit losses of $126 at March 2000
    and $125 at December 1999                                                                        2,913               2,719
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                                                                                                   169,422             154,127
Long-term debt qualifying as risk-based capital                                                      2,891               2,944
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Total liabilities                                                                                  172,313             157,071

STOCKHOLDER'S EQUITY
Preferred stock, $100 par value (authorized shares: 2,500,000)                                           -                   -
Common stock, $25 par value (authorized shares: 11,000,000; issued and
   outstanding: 10,599,027)                                                                            265                 265
Surplus                                                                                              3,305               3,305
Undivided profits                                                                                    7,069               6,975
Accumulated other comprehensive income:
   Net unrealized gains on investment securities, net of taxes                                          35                  67
   Foreign currency translation, net of taxes                                                          (15)                (17)
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Total stockholder's equity                                                                          10,659              10,595
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Total liabilities and stockholder's equity                                                         182,972             167,666
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Member of the Federal Reserve System and the Federal Deposit Insurance
Corporation.